Contingencies and commitments	12 Months Ended
Dec. 31, 2019
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Contingencies and commitments
31 Contingencies and commitments

	2019 US$m	2018 US$m
Capital commitments excluding the Group's share of joint venture capital commitments
Within 1 year	3,069	1,742
Between 1 and 3 years	851	439
Between 3 and 5 years	133	66
After 5 years	—	36
Total	4,053	2,283

Group's share of joint venture capital commitments
Within 1 year	92	115
Between 1 and 3 years	1	1
Total	93	116

Our capital commitments include open purchase orders for managed operations and expenditure on major projects already authorised by our Investment Committee for non-managed operations. On a legally enforceable basis, capital commitments would be approximately US$0.9 billion (2018: US$0.4 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.

31 Contingencies and commitments continued
Unrecognised commitments to contribute funding or resources to joint ventures
We have a commitment to purchase and market a portion (in excess of the Group’s ownership interest) of the output of Sohar Aluminium Company L.L.C., an aluminium smelter in which the Group is a joint venture partner. The Group immediately sells the purchased products to third parties.
Along with the other joint venture partners, we have commitments to provide emergency funding (ie funding required to preserve the life or assets of the company or to comply with applicable laws) if required by Sohar Aluminium Company L.L.C., subject to approved thresholds.
At 31 December 2019, Minera Escondida Ltda held an undrawn shareholder line of credit for US$225 million (Rio Tinto share) (31 December 2018: US$225 million). The current facility has been extended during the year and will mature in September 2022.
Operating leases
Refer to note 45 for details of the Group's transition to IFRS 16 "Leases". Commitments disclosed as non-cancellable operating leases under IAS 17 "Leases" have been recorded as lease liabilities from 1 January 2019, with the exception of short-term and low-value leases. Refer to note 23 for the maturity profile of the Group's lease liabilities, amounts relating to commitments for leases not yet commenced, and short-term leases which had commenced at 31 December 2019.
The aggregate amounts of minimum lease payments under non-cancellable operating leases at 31 December 2018, prepared and reported under IAS 17 “Leases”, were as follows:

2018 US$m
Within 1 year	475
Between 1 and 3 years	587
Between 3 and 5 years	270
After 5 years	385
Total(a)	1,717

(a) Operating leases included leases of dry bulk vessels and offices as well as other property, plant and equipment. Leases for dry bulk vessels included costs for crewing services.

Purchase obligations
The aggregate amount of future payment commitments under purchase obligations outstanding at 31 December was:

	2019 US$m	2018 US$m
Within 1 year	2,920	2,804
Between 1 and 2 years	1,705	1,565
Between 2 and 3 years	1,431	1,344
Between 3 and 4 years	1,084	1,097
Between 4 and 5 years	1,082	882
After 5 years	8,697	9,358
Total	16,919	17,050

Purchase obligations are enforceable and legally binding agreements to buy goods or services. They specify all significant terms, including: fixed or minimum quantities to be purchased or consumed; fixed, minimum or variable price provisions; and the approximate timing of the transactions.
Purchase obligations for goods mainly relate to purchases of raw materials and consumables and purchase obligations for services mainly relate to charges for the use of infrastructure, commitments to purchase power and freight contracts. These goods and services are expected to be used in the business. To the extent that this changes, a provision for onerous obligations may be made as described in note 1(iii).
Purchases from joint arrangements or associates are included if the quantity purchased is in excess of our ownership interest in the entity. However, purchase obligations exclude contracted purchases of bauxite, alumina and aluminium from joint arrangements and associates and contracted purchases of alumina from third parties. This is because these purchases are made for commercial reasons and the Group is, overall, a net seller of these commodities.
As described above, we also have a commitment to buy and market a portion (in excess of our ownership interest) of the output of Sohar Aluminium Company L.L.C..
Contingent liabilities (subsidiaries and joint operations)

	2019 US$m	2018 US$m
Indemnities and other performance guarantees(a)(b)	204	317

(a)
Indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations including those under contractual arrangements (for example undertakings related to supplier agreements) not provided for in the balance sheet, where the likelihood of the guarantees or indemnities being called is assessed as possible rather than probable or remote.

(b)	There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates.

Contingent liabilities
In October 2017, Rio Tinto announced that it had been notified by the U.S. Securities and Exchange Commission (SEC) that the SEC had filed a complaint in relation to Rio Tinto’s disclosures and timing of the impairment of Rio Tinto Coal Mozambique (RTCM). The impairment was reflected in Rio Tinto’s 2012 year-end accounts. The SEC alleges that Rio Tinto, a former chief executive, Tom Albanese, and a former chief financial officer, Guy Elliott, committed violations of the antifraud, reporting, books and records and internal control provisions of the federal securities law by not accurately disclosing the value of RTCM and not impairing it when Rio Tinto published its 2011 year-end accounts in February 2012 or its 2012 interim results in August 2012. In June 2019, the court dismissed an associated US class action on behalf of securities holders. The dismissal is being appealed by the securities holders.
In March 2018, the Australian Securities and Investments Commission (ASIC) filed civil proceedings in the NSW District Registry of the Federal Court of Australia against Rio Tinto Limited, Albanese, and Elliott. On 1 May 2018, ASIC expanded its proceedings. ASIC alleges that Rio Tinto committed violations of the disclosure, accounting, and misleading or deceptive conduct provisions of the Corporations Act by making misleading or deceptive statements related to RTCM in its 2011 Annual report and its 2012 interim financial statements, not complying with accounting standards in respect of its 2012 interim financial statements, and not disclosing an impairment of RTCM in its 2012 interim financial statements. ASIC further alleges Albanese and Elliott breached their duties as directors or officers, and failed to take all reasonable steps to comply with relevant accounting requirements.
Rio Tinto believes that the SEC case and the ASIC proceedings are unwarranted and that, when all the facts are considered by the courts, the claims will be rejected. Rio Tinto will defend the allegations vigorously.
In addition, Rio Tinto continues to co-operate fully with relevant authorities in connection with their investigations in relation to contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011 on the Simandou project in Guinea. In August 2018, the court dismissed a related US class action commenced on behalf of securities holders.
The outcomes of these matters remain uncertain, but they could ultimately expose the Group to material financial cost. The board is giving these matters its full and proper attention and a dedicated board committee continues to monitor the progress of these matters, as appropriate.
The Group continues to monitor developments in relation to the European Commission's (EC) State Aid investigation into the UK’s Controlled Foreign Company (CFC) tax regime. On 25 April 2019, the EC released its decision in relation to the group company finance exemption in the UK’s CFC rules finding that the exemption constitutes unlawful state aid if the exempted profits arise in connection with UK activity. The UK Government disagrees with the findings and has appealed against the decision to the European Court. Rio Tinto has also lodged an appeal to the European Court to protect its rights. Having analysed the EC's decision and applied subsequent HMRC guidance to the Group's facts and circumstances, the Group does not currently consider it has a liability in relation to EU State Aid and therefore does not consider any provision is required.
The Group has not established provisions for certain additional legal claims in cases where we have assessed that a payment is either not probable or cannot be reliably estimated. A number of Group companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time. As a result, the Group may become subject to substantial liabilities that could affect our business, financial position and reputation. Litigation is inherently unpredictable and large judgements may at times occur. The Group may incur, in the future, judgements or enter into settlements of claims that could lead to material cash outflows. We do not believe that any of these proceedings will have a materially adverse effect on our financial position.
Guarantees by parent companies
Rio Tinto plc and Rio Tinto Limited have, jointly and severally, fully and unconditionally guaranteed the following securities issued by the following 100% owned finance subsidiaries: US$4.4 billion (31 December 2018: US$4.4 billion) Rio Tinto Finance (USA) Limited and Rio Tinto Finance (USA) plc bonds with maturity dates up to 2042; and US$1.6 billion (31 December 2018: US$1.6 billion) on the European Debt Issuance Programme. In addition, Rio Tinto Finance plc and Rio Tinto Finance Limited have entered into facility arrangements for an aggregate amount of US$7.5 billion (31 December 2018: US$7.5 billion). The facilities are guaranteed by Rio Tinto plc and Rio Tinto Limited.
Rio Tinto plc has provided a guarantee, known as the completion support undertaking (CSU), in favour of the Oyu Tolgoi LLC project finance lenders. At 31 December 2019, US$4.3 billion of project finance debt was outstanding under this facility (2018: US$4.3 billion). Oyu Tolgoi LLC is jointly owned by Erdenes Oyu Tolgoi LLC (34%), which is controlled by the Government of Mongolia, and Turquoise Hill Resources Ltd (66%, of which Rio Tinto owns 51%). The project finance has been raised for development of the underground mine and the CSU will terminate on the completion of the underground mine according to a set of completion tests set out in the project finance facility.
The Rio Tinto guarantee applies to the extent that Turquoise Hill Resources Ltd cannot satisfy Oyu Tolgoi LLC’s project finance debt servicing obligations under its own guarantee to the lenders, called the sponsor debt service undertaking (DSU). Both the CSU and DSU contain a carve-out for certain political risk events.
Contingent assets
The Group has, from time to time, various insurance claims outstanding with reinsurers.